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                                  EXHIBIT 23.2
                                  ------------



                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-69812) pertaining to the 1992 Incentive and Non-Qualified Stock Option Plan of Just Toys, Inc. of our report dated February 17, 1996, with respect to the consolidated financial statements and schedule of Just Toys, Inc. included in Amendment No. 1 to the Annual Report (Form 10-K/A) for the year ended December 31, 1995.


                                         ERNST & YOUNG LLP


New York, New York
August 8, 1996